UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2026

Federal Home Loan Bank of New York
(Exact name of Registrant as Specified in Its Charter)

Federally Chartered Corporation	000-51397	13-6400946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
101 Park Avenue, New York, New York	10178-0599
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 441-6616

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2026, the Federal Home Loan Bank of New York (“FHLBNY”) announced that Randolph C. Snook resigned as President and Chief Executive Officer of the FHLBNY effective October 20, 2026 and will serve as a senior advisor to the FHLBNY through December 31, 2026, to assist in the leadership transition.

The Board of Directors of the Bank has initiated a process to identify a permanent replacement for Mr. Snook.  To ensure continuity during this process, the Board has named Jonathan West, age 69, as Interim President and CEO effective October 20, 2026.  Mr. West joined the Bank in May 2015 as Senior Vice President - Chief Legal Officer and had served as Chief of Staff/Senior Advisor since February 2026.  Prior to that Mr. West served as Executive Vice President - Chief Operating Officer - Business Operations of the Federal Home Loan Bank of Indianapolis.

Mr. West has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Mr. West and any of the FHLBNY’s directors or executive officers, and there are no arrangements or understandings between Mr. West and any other person pursuant to which he was selected as Interim President and CEO.

No new material plan, contract or arrangement, grant or award, or material amendment to any existing arrangement has been entered into or made in connection with Mr. West’s appointment.

Subject to the approval of the Federal Housing Finance Agency (“FHFA”), the Bank intends to provide Mr. Snook with certain compensation and benefits which will be outlined in a Separation and Release Agreement between the parties. The material terms of the proposed Separation and Release Agreement have not yet been approved by the FHFA.  The Bank will disclose any material compensatory arrangement when required under Item 5.02 of Form 8-K.

Item 7.01 Regulation FD Disclosure

On October 22, 2026, the Bank issued a news release announcing Mr. Snook’s resignation as Bank President and Chief Executive Officer and the appointment of an interim President and CEO. A copy of the news release is furnished as Exhibit 99.1 and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	News Release dated October 22, 2026, issued by the FHLBNY.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Federal Home Loan Bank of New York

Date: October 22, 2026	By:	/s/ Brinda Bhattacharjee
Name: Brinda Bhattacharjee
Title: Senior Vice President and Chief Financial Officer

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